EXHIBIT 99.1

PRESSRELEASE www.helixesg.com

Helix Energy Solutions Group, Inc. ●	3505 W. Sam Houston Parkway N., Suite 400	●	Houston, TX 77043	●	281-618-0400	●	fax: 281-618-0505

For Immediate Release							25-016

Date: December 17, 2025	Contact:	Erik Staffeldt
Executive Vice President & CFO

Helix Energy Solutions Announces

CEO Succession Plan

Owen Kratz to Retire after Career of Transformative Leadership

HOUSTON, TX, Helix Energy Solutions Group, Inc. (NYSE: HLX) (“Helix” or the “Company”) today announced that Owen Kratz, President and Chief Executive Officer (“CEO”) and member of the Helix Board of Directors (the “Board”), has informed the Board of his intention to retire.

Mr. Kratz’s retirement will mark the culmination of an extraordinary career, beginning as an offshore diver and holding various offshore positions before ascending to onshore management. Mr. Kratz joined Helix (then known as Cal Dive International) in 1984 and was first appointed as its CEO in 1997. To ensure leadership continuity and a smooth transition, Mr. Kratz intends to continue to serve as CEO until the Board has appointed a successor.

“Owen Kratz is a pioneer and a stalwart in the offshore energy services industry, and his leadership of Helix for nearly four decades is to be applauded,” said Bill Transier, Chairman of the Helix Board. “The depth and breadth of his contributions to the Company cannot be overstated, as he has dedicated his distinguished career to the growth of Helix from a small diving company to a global industry leader. Owen has successfully navigated Helix through multiple business cycles and delivered value to our shareholders and clients, as an innovator in multiple fields including subsea diving, intervention, robotics, construction, E&P and decommissioning.”

“Helix has significantly evolved since I first joined Cal Dive, and it has been the privilege of my career to lead this unique Company and grow it into what it has become today,” said Kratz. “Working with friends and colleagues over the years I am proud to have overseen Helix’s rise to becoming a leading and trusted offshore services provider around the world and having done so with integrity. Helix is well positioned and has a strong balance sheet that affords opportunities for future growth. I am confident in the Company’s ability to drive value creation over the long term, I look forward to supporting the team in achieving new heights, and I am excited to see what Helix’s next chapter holds.”

“Succession planning is a matter the Board and Owen have long discussed. The Board and executive management are committed to continuity and a smooth transition, and we are grateful that we’ll continue to benefit from Owen’s expertise and perspective in this process,” continued Transier. “We are focused on selecting our next strong CEO, with proven experience as a global business leader.”

About Helix

Helix Energy Solutions Group, Inc., headquartered in Houston, Texas, is an international offshore energy services company that provides specialty services to the offshore energy industry, with a focus on well intervention, robotics and decommissioning operations. Our services are key in supporting a global energy transition by maximizing production of existing oil and gas reserves, decommissioning end-of-life oil and gas fields and supporting renewable energy developments. For more information about Helix, please visit our website at www.helixesg.com.

Forward-Looking Statements

This press release contains forward-looking statements that involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors that could cause results to differ materially from those in the forward-looking statements, including but not limited to the results of the succession search and the transition thereunder and the reactions of stakeholders thereto; actions by governments, customers, suppliers and partners; market conditions; demand for our services; the performance of contracts by suppliers, customers and partners; actions by governmental and regulatory authorities; operating hazards and delays, which includes delays in delivery, chartering or customer acceptance of assets or terms of their acceptance; our ultimate ability to realize current backlog; employee management issues; complexities of global political and economic developments; geologic risks; volatility of oil and gas prices and other risks described from time to time in our reports filed with the Securities and Exchange Commission (the “SEC”), including Helix’s most recently filed Annual Report on Form 10-K and in Helix’s other filings with the SEC, which are available free of charge on the SEC’s website at www.sec.gov. We assume no obligation and do not intend to update these forward-looking statements, which speak only as of their respective dates, except as required by the securities laws.